UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2004

Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in
	Its Charter; State of Incorporation;	IRS Employer
Commission File	Address of Principal Executive Offices;	Identification
Number	and Telephone Number	Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street—37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street — 37th Floor
P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321

1-1401	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way
Kennett Square, Pennsylvania 19348 (610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES
Slides and Handouts

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure

On September 21, 2004, Exelon Corporation (Exelon) will participate in the 34th Annual Investment Conference of Banc of America Securities. Attached as Exhibit 99 to this Current Report on Form 8-K are the slides and handouts to be used at the meeting.

*****

This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2003 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 19, ComEd—Note 15, PECO—Note 14 and Generation—Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ Robert S. Shapard
Robert S. Shapard
September 21, 2004	Executive Vice President and Chief Financial Officer Exelon Corporation